QUARTERLY REPORT
                                 JUNE 30, 2006

                                      FMI
                                   Focus Fund

                                   A NO-LOAD
                                  MUTUAL FUND

FMI Focus Fund

                                                                  August 2, 2006

Dear Fellow Shareholders:

  The June quarter was somewhat difficult for the overall stock market;
however, the FMI Focus Fund fared relatively well, as Rick and Glenn detail in their portfolio manager letter. With the recently announced real gross domestic product (GDP) increase of just 2.5% in the second quarter, after a very strong first quarter growth rate of 5.6%, it appears that the economy is entering a period of slower growth. In June the Federal Reserve raised rates for the seventeenth time, taking Fed funds up to 5.25%, but said after that meeting, "indicators suggest that the economic growth is moderating from its quite strong pace earlier this year." Rising short-term rates, escalating inflation, a consumer that has spent well beyond real wage increase in the last few years, and oil price increases that have sapped almost $185 billion from consumers' income spending capabilities over the last year, all appear to be pointing toward more muted economic growth in the coming months. Rick and Glenn have communicated these concerns in our past shareholder letters, and have adjusted the portfolio composition in anticipation of the type of environment that we believe we are entering. As these events unfold, they create opportunities for individual stock selection and portfolio restructuring where we believe we have a significant competitive edge. Rick and Glenn discuss a few of the portfolio changes in their accompanying letter, and our research team remains focused upon finding the very best companies available, at the most attractive prices. Long-term, that approach has served all of us extremely well as shareholders, and we expect that it will do so in the future. We all thank you for your continued support and investment in our Fund.

Sincerely,

/s/Ted D. Kellner
Ted D. Kellner, CFA
President

    100 E. Wisconsin Ave., Suite 2200 o Milwaukee, WI  53202 o 414-226-4555
                                www.fmifunds.com

                                                                   July 24, 2006

Dear Fellow Shareholders:

 The FMI Focus Fund declined by 3.84% in the June quarter of 2006, somewhat better than the 5.02% decline posted by the Russell 2000 Index. Reflecting the relative out-performance of larger companies during this ongoing market correction, the S&P 500 Index was only down 1.44%. We were not surprised by the correction or the fact that smaller-cap companies got hit the hardest.

          THE VALUE OF A $10,000 INVESTMENT IN THE FMI FOCUS FUND FROM
             ITS INCEPTION (12/16/96) TO 6/30/06 AS COMPARED TO THE
            STANDARD & POOR'S 500(1)<F2> AND THE RUSSELL 2000(2)<F3>

               FMI Focus Fund       Standard & Poor's 500       Russell 2000
               --------------       ---------------------       ------------
  12/16/96         $10,000                 $10,000                $10,000
  12/31/96         $10,245                 $10,280                $10,350
   3/31/97         $10,736                 $10,549                 $9,815
   6/30/97         $12,709                 $12,390                $11,406
   9/30/97         $16,796                 $13,333                $13,103
  12/31/97         $17,391                 $13,712                $12,664
   3/31/98         $19,876                 $15,626                $13,938
   6/30/98         $19,687                 $16,145                $13,289
   9/30/98         $17,838                 $14,553                $10,611
  12/31/98         $23,561                 $17,654                $12,342
   3/31/99         $22,826                 $18,533                $11,673
   6/30/99         $27,450                 $19,840                $13,488
   9/30/99         $26,372                 $18,599                $12,634
  12/31/99         $36,309                 $21,367                $14,965
   3/31/00         $46,693                 $21,858                $16,025
   6/30/00         $47,926                 $21,277                $15,419
   9/30/00         $50,634                 $21,071                $15,590
  12/31/00         $44,803                 $19,424                $14,513
   3/31/01         $40,107                 $17,121                $13,568
   6/30/01         $45,270                 $18,123                $15,507
   9/30/01         $35,815                 $15,463                $12,283
  12/31/01         $45,939                 $17,116                $14,874
   3/31/02         $48,707                 $17,163                $15,466
   6/30/02         $42,035                 $14,863                $14,174
   9/30/02         $32,363                 $12,295                $11,141
  12/31/02         $35,721                 $13,332                $11,827
   3/31/03         $33,933                 $12,912                $11,296
   6/30/03         $42,160                 $14,901                $13,942
   9/30/03         $45,643                 $15,295                $15,207
  12/31/03         $52,906                 $17,159                $17,416
   3/31/04         $53,466                 $17,448                $18,506
   6/30/04         $52,735                 $17,749                $18,593
   9/30/04         $49,982                 $17,417                $18,061
  12/31/04         $56,636                 $19,024                $20,606
   3/31/05         $54,142                 $18,615                $19,506
   6/30/05         $55,250                 $18,870                $20,348
   9/30/05         $58,412                 $19,551                $21,303
   6/30/06         $61,749                 $20,500                $23,314

RESULTS FROM FUND INCEPTION (12/16/96) THROUGH 6/30/06


                                                                                Annualized Total      Annualized Total Return*<F1>
                    Total Return*<F1>      Total Return*<F1> For the       Return*<F1> For the 5              Through 6/30/06 From
                        Last 3 Months             Year Ended 6/30/06         Years Ended 6/30/06           Fund Inception 12/16/96
                        -------------             ------------------         -------------------           -----------------------
FMI Focus Fund                 -3.84%                         11.76%                       6.40%                            21.03%
Standard &Poor's 500           -1.44%                          8.63%                       2.49%                             7.82%
Russell 2000                   -5.02%                         14.58%                       8.50%                             9.28%


*<F1> Total return includes change in share prices and in each case includes reinvestments of any dividends, interest and capital gain distributions. Performance data quoted represents past performance;
                          ----------------------------------------------------
          past performance does not guarantee future results.  Investment return
          ---------------------------------------------------
          and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fmifunds.com. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)<F2> The Standard & Poor's 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard & Poor's Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock's weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding).
          Stocks may be added or deleted from the Index from time to time.
(2)<F3> The Russell 2000 Index is an index comprised of 2,000 publicly traded small capitalization common stocks that are ranked in terms of capitalization below the large and mid-range capitalization sectors of the United States equity market. The Russell 2000 Index is a trademark/service of the Frank Russell Company.

 For several quarters now, we have written about our concern that, in general, the market had reached fully-valued levels and that certain segments of the market, such as energy, manufacturing, and small-cap companies, had gotten down right speculative. The market was indeed vulnerable and the "triple witch" of international hostilities, Federal Reserve tightening (raising interest rates) and signs of a slowing economy (fear of recession) combined to tip the stock market over.

 As of this writing, the market seems to be stabilizing, adjusting to the notion of a slower economy and probably lower corporate earnings; basically a reset. While never a pleasant event, the correction has indeed purged some of the speculative excesses and created some opportunities. We took the opportunity to add to several existing holdings and re-established positions in two former very successful holdings, Jos. A. Bank Clothiers, Inc. (JOSB) and Brady Corp. (BRC).

 Jos. A. Bank's stock was nearly cut in half earlier this year on an earnings miss. After checking in with CFO David Ullman, we concluded the reaction in the stock price was way overdone. We bought a small starter position, preferring to buy the stock under $25.

 Brady Corp.' s stock came in on the heels of a secondary stock offering the company did to help pay for some acquisitions. Similar to Jos. A. Bank, we bought a small stake, again preferring to buy the balance somewhat lower.

 Our actions in Jos. A. Bank and Brady reflect how we feel generally about the market. We have had a correction, valuations have come down some, and earnings expectations have been reset to more reasonable levels. Yet, stocks are still by no means cheap by historical measures. Price-to-earnings ratios may appear near their historical mean levels, but profit margins are near the top of the historical ranges. Price-to-sales ratios cut through this and show that valuations certainly are not cheap. We will continue to use opportunities created by market corrections to invest in attractive companies in a market that we still deem to be fairly valued.

JUNE QUARTER WINNER: MANPOWER INC. (MAN)

 Technically, Advance America Cash Advance Centers Inc. (AEA) had the biggest gain in the quarter, a new position recommended by our associate Ed Ciskowski. Unfortunately, we only got a partial position bought before it ran up. Hopefully, the stock comes back in so we can finish buying.

 In any event, Manpower appreciated 13.4% in the quarter, driven by very strong earnings. Recall from previous shareholder letters that our thesis was that Manpower's international staffing business would benefit from the worldwide economic boom. That is exactly what happened. During the quarter, we sold a significant part of our stake as the stock closed in on our price objective. Ironically, we are close to buying the position back given that the stock has had a meaningful correction and the original investment thesis remains intact. Indeed, now that the U.S. economy seems likely to slow more than the rest of the world, Manpower's European, South American, and Asian base businesses may look more attractive than ever.

JUNE QUARTER LOSER: SCOTTISH RE GROUP LTD. (SCT)

 Scottish Re has been a very disappointing investment. The original investment case was based on an attractive business (life reinsurance), favorable cyclical characteristics in the form of a strong pricing cycle as the industry consolidated and competed less on price, and very attractive valuation at eight-times earnings. The risk in the name was that the company was put together through acquisitions and, therefore, the accounting was quite challenging. Growth through acquisition can be risky and, unfortunately, this proved to be the case with Scottish Re. One acquisition in particular did not pan out as expected and resulted in earnings shortfalls. We sold a portion of the stock and will carefully analyze the next quarter results with an eye towards selling the balance, or hopefully, finding they have resolved enough of their issues to give us the conviction to buy back some of the stock at considerably lower prices. Life reinsurance is still a good business. We own its principal competitor, Reinsurance Group of America, Inc. (RGA), which has been a solid performer for us. Scottish Re's stock has fallen to near give-away levels and may represent a good takeover candidate as it is one of the primary life reinsurers of the world.

 As always, we would like to thank our fellow shareholders for your continued support of the FMI Focus Fund.

Sincerely,

/s/Richard E. Lane               /s/Glenn W. Primack
Richard E. Lane, CFA             Glenn W. Primack
Portfolio Manager                Portfolio Manager

FMI Focus Fund
STATEMENT OF NET ASSETS
June 30, 2006 (Unaudited)

      SHARES                                                     VALUE (B)<F5>
      ------                                                     -------------
LONG-TERM INVESTMENTS -- 92.0%(A)<F4>

COMMON STOCKS -- 88.5%(A)<F4>

COMMERCIAL SERVICES SECTOR -- 4.6%
----------------------------------
               ADVERTISING/MARKETING SERVICES -- 1.4%
      48,000   aQuantive, Inc.                                   $  1,215,840
     771,000   ValueClick, Inc.                                    11,834,850
                                                                 ------------
                                                                   13,050,690
               MISCELLANEOUS COMMERCIAL SERVICES -- 0.5%
     151,500   ARAMARK Corp. CL B                                   5,016,165

               PERSONNEL SERVICES -- 2.7%
     386,800   Manpower Inc.                                       24,987,280

COMMUNICATIONS SECTOR -- 0.9%
-----------------------------
               SPECIALTY TELECOMMUNICATIONS -- 0.9%
     400,000   TNS Inc.                                             8,276,000

DISTRIBUTION SERVICES SECTOR -- 7.4%
------------------------------------
               ELECTRONICS DISTRIBUTORS -- 1.9%
     304,000   Arrow Electronics, Inc.                              9,788,800
     432,400   Ingram Micro Inc.                                    7,839,412
                                                                 ------------
                                                                   17,628,212
               WHOLESALE DISTRIBUTORS -- 5.5%
     512,400   Grainger (W.W.), Inc.                               38,547,852
     603,600   Interline Brands, Inc.                              14,112,168
                                                                 ------------
                                                                   52,660,020
ELECTRONIC TECHNOLOGY SECTOR -- 9.1%
------------------------------------
               ELECTRONIC EQUIPMENT/INSTRUMENTS -- 3.2%
     842,643   Symbol Technologies, Inc.                            9,092,118
     500,000   Varian Inc.                                         20,755,000
                                                                 ------------
                                                                   29,847,118
               ELECTRONIC PRODUCTION EQUIPMENT -- 1.5%
     499,500   Asyst Technologies, Inc.                             3,761,235
     726,400   Entegris Inc.                                        6,922,592
     180,500   MKS Instruments, Inc.                                3,631,660
                                                                 ------------
                                                                   14,315,487
               SEMICONDUCTORS -- 3.6%
     435,000   Actel Corp.                                          6,242,250
   1,079,500   Altera Corp.                                        18,945,225
     689,700   Exar Corp.                                           9,152,319
                                                                 ------------
                                                                   34,339,794
               TELECOMMUNICATIONS EQUIPMENT -- 0.8%
      22,200   AudioCodes Ltd.                                        241,980
     606,100   Tekelec                                              7,485,335
                                                                 ------------
                                                                    7,727,315
ENERGY MINERALS SECTOR -- 2.4%
------------------------------
               OIL & GAS PRODUCTION -- 2.4%
     482,000   Noble Energy, Inc.                                  22,586,520

FINANCE SECTOR -- 11.7%
-----------------------
               FINANCE/RENTAL/LEASING -- 2.6%
     256,700   Advance America Cash Advance Centers Inc.            4,502,518
     327,400   Assured Guaranty Ltd.                                8,306,138
     942,200   RAM Holdings Ltd.                                   11,843,454
                                                                 ------------
                                                                   24,652,110
               LIFE/HEALTH INSURANCE -- 1.5%
     100,100   Reinsurance Group of America, Inc.                   4,919,915
     542,700   Scottish Re Group Ltd.                               9,052,236
                                                                 ------------
                                                                   13,972,151
               MULTI-LINE INSURANCE -- 1.8%
     264,600   PartnerRe Ltd.                                      16,947,630

               REGIONAL BANKS -- 2.7%
     606,025   Associated Banc-Corp                                19,107,968
     112,700   Greater Bay Bancorp                                  3,240,125
      96,600   Midwest Banc Holdings, Inc.                          2,149,350
     117,900   Nexity Financial Corp.                               1,473,750
      11,614   Summit Bancshares, Inc.                                246,333
                                                                 ------------
                                                                   26,217,526
               SPECIALTY INSURANCE -- 3.1%
     448,700   MGIC Investment Corp.                               29,165,500

HEALTH TECHNOLOGY SECTOR -- 6.1%
--------------------------------
               BIOTECHNOLOGY -- 0.7%
     168,400   Charles River Laboratories International, Inc.       6,197,120
      80,600   Genitope Corp.                                         509,392
                                                                 ------------
                                                                    6,706,512
               MEDICAL SPECIALTIES -- 3.3%
     303,900   Beckman Coulter, Inc.                               16,881,645
     550,000   PerkinElmer, Inc.                                   11,495,000
     160,000   Wright Medical Group, Inc.                           3,348,800
                                                                 ------------
                                                                   31,725,445
               PHARMACEUTICALS: OTHER -- 2.1%
     355,300   ICON PLC - SP-ADR                                   19,648,090

INDUSTRIAL SERVICES SECTOR -- 9.5%
----------------------------------
               CONTRACT DRILLING -- 1.4%
     195,000   Pride International, Inc.                            6,089,850
     200,000   Rowan Companies, Inc.                                7,118,000
                                                                 ------------
                                                                   13,207,850
               ENGINEERING & CONSTRUCTION -- 0.6%
     222,000   Chicago Bridge & Iron Co. N.V. NYS                   5,361,300

               ENVIRONMENTAL SERVICES -- 3.4%
   1,131,510   Casella Waste Systems, Inc.                         14,811,466
     428,800   Republic Services, Inc.                             17,297,792
                                                                 ------------
                                                                   32,109,258
               OILFIELD SERVICES/EQUIPMENT -- 4.1%
   1,211,700   Dresser-Rand Group, Inc.                            28,450,716
     572,352   Hanover Compressor Co.                              10,748,770
                                                                 ------------
                                                                   39,199,486
PROCESS INDUSTRIES SECTOR -- 12.4%
----------------------------------
               CHEMICALS: MAJOR DIVERSIFIED -- 1.9%
     865,800   Celanese Corp.                                      17,679,636

               CHEMICALS: SPECIALTY -- 3.9%
     437,800   Airgas, Inc.                                        16,308,050
     429,600   Rockwood Holdings Inc.                               9,885,096
     147,200   Sigma-Aldrich Corp.                                 10,692,608
                                                                 ------------
                                                                   36,885,754
               CONTAINERS/PACKAGING -- 4.7%
     654,600   Bemis Company, Inc.                                 20,043,852
     735,900   Packaging Corp of America                           16,204,518
     778,600   Smurfit-Stone Container Corp.                        8,517,884
                                                                 ------------
                                                                   44,766,254
               INDUSTRIAL SPECIALTIES -- 1.9%
     317,700   Ferro Corp.                                          5,070,492
     238,100   Rogers Corp.                                        13,414,554
                                                                 ------------
                                                                   18,485,046
PRODUCER MANUFACTURING SECTOR -- 7.0%
-------------------------------------
               ELECTRICAL PRODUCTS -- 1.8%
     160,000   Molex Inc.                                           5,371,200
     402,200   Molex Inc. Cl A                                     11,555,206
                                                                 ------------
                                                                   16,926,406
               INDUSTRIAL MACHINERY -- 4.8%
     732,300   Kadant Inc.                                         16,842,900
     368,900   Kennametal Inc.                                     22,964,025
     139,400   Regal-Beloit Corp.                                   6,154,510
                                                                 ------------
                                                                   45,961,435
               MISCELLANEOUS MANUFACTURING -- 0.4%
      95,500   Brady Corp.                                          3,518,220

RETAIL TRADE SECTOR -- 6.3%
---------------------------
               APPAREL/FOOTWEAR RETAIL -- 0.6%
     238,600   Jos. A. Bank Clothiers, Inc.                         5,716,856

               DISCOUNT STORES -- 2.4%
     940,400   Family Dollar Stores, Inc.                          22,973,972

               SPECIALTY STORES -- 3.3%
     443,800   PETCO Animal Supplies, Inc.                          9,066,834
     898,200   Rent-A-Center, Inc.                                 22,329,252
                                                                 ------------
                                                                   31,396,086
TECHNOLOGY SERVICES SECTOR -- 7.6%
----------------------------------
               DATA PROCESSING SERVICES -- 2.4%
   1,242,600   The BISYS Group, Inc.                               17,023,620
     260,800   Hewitt Associates, Inc.                              5,862,784
                                                                 ------------
                                                                   22,886,404
               INFORMATION TECHNOLOGY SERVICES -- 2.1%
   1,225,000   CIBER, Inc.                                          8,072,750
     808,100   JDA Software Group, Inc.                            11,337,643
                                                                 ------------
                                                                   19,410,393
               INTERNET SOFTWARE/SERVICES -- 1.3%
   1,067,000   Digitas Inc.                                        12,398,540

               PACKAGED SOFTWARE -- 1.8%
   1,098,100   Parametric Technology Corp.                         13,956,851
     280,959   Ulticom, Inc.                                        2,941,641
                                                                 ------------
                                                                   16,898,492
TRANSPORTATION SECTOR -- 3.5%
-----------------------------
               OTHER TRANSPORTATION -- 2.4%
     903,700   Laidlaw International Inc.                          22,773,240

               TRUCKING -- 1.1%
     522,200   Werner Enterprises, Inc.                            10,584,994
                                                                 ------------
               Total common stocks                                838,609,187

MUTUAL FUNDS -- 3.5%(A)<F4>
     526,300   iShares S&P SmallCap 600 Index Fund                 32,683,230
                                                                 ------------
               Total long-term investments                        871,292,417

    PRINCIPAL
     AMOUNT
     ------
SHORT-TERM INVESTMENTS -- 8.7%(A)<F4>
               COMMERCIAL PAPER -- 6.8%
 $15,000,000   Abbey National North America LLC,
                 5.12%, due 7/03/06                                14,995,733
  11,000,000   Prudential Funding LLC,
                 5.15%, due 7/05/06                                10,993,706
  14,000,000   UBS FINANCE (DE), LLC,
                 5.21%, due 7/06/06                                13,989,870
  24,000,000   AIG Funding Inc.,
                 5.13%, due 7/07/06                                23,979,480
                                                                 ------------
               Total commercial paper                              63,958,789

               VARIABLE RATE DEMAND NOTE -- 1.9%
  18,309,975   U.S. Bank, N.A., 5.10%                              18,309,975
                                                                 ------------
               Total short-term investments                        82,268,764
                                                                 ------------
                 Total investments                                953,561,181
               Liabilities, less cash and
                 Receivables -- (0.7%)(A)<F4>                      (6,307,944)
                                                                 ------------
                 NET ASSETS                                      $947,253,237
                                                                 ------------
                                                                 ------------
               Net Asset Value Per Share
                 ($0.0001 par value, 100,000,000
                 shares authorized), offering
                 and redemption price
                 ($947,253,237 / 28,047,841
                 shares outstanding)                             $      33.77
                                                                 ------------
                                                                 ------------

(A)<F4>   Percentages for the various classifications relate to net assets.
(B)<F5> Each security, including the liability for securities sold short, but excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq National Market or the Nasdaq SmallCap Market are valued at the Nasdaq Official Closing Price or if no sale is reported the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities sold short which are listed on a national securities exchange or the Nasdaq Stock Market but which were not traded on the valuation date are valued at the most recent ask price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments with maturities of 60 days or less are valued at cost which approximates value.
ADR - American Depositary Receipt
N.V. - Netherland Antilles Limited Liability Corporation
NYS - New York Registered Shares

                                 FMI FOCUS FUND
                     100 East Wisconsin Avenue, Suite 2200
                          Milwaukee, Wisconsin  53202
                                www.fmifunds.com
                                  414-226-4555

                               BOARD OF DIRECTORS
                                 BARRY K. ALLEN
                                GEORGE D. DALTON
                               PATRICK J. ENGLISH
                             GORDON H. GUNNLAUGSSON
                                 TED D. KELLNER
                                RICHARD E. LANE
                                 PAUL S. SHAIN

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                     100 East Wisconsin Avenue, Suite 2200
                          Milwaukee, Wisconsin  53202

                               PORTFOLIO MANAGER
                            BROADVIEW ADVISORS, LLC
                     100 East Wisconsin Avenue, Suite 2250
                          Milwaukee, Wisconsin  53202

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                        U.S. BANCORP FUND SERVICES, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202
                          800-811-5311 or 414-765-4124

                                   CUSTODIAN
                                U.S. BANK, N.A.
                               425 Walnut Street
                            Cincinnati, Ohio  45202

                             INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM
                           PRICEWATERHOUSECOOPERS LLP
                           100 East Wisconsin Avenue
                                   Suite 1800
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                              FOLEY & LARDNER LLP
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Focus Fund unless accompanied or preceded by the Fund's current prospectus.

                                QUARTERLY REPORT
                                 JUNE 30, 2006

                                      FMI
                                   Large Cap
                                      Fund

                                   A NO-LOAD
                                  MUTUAL FUND

                                      FMI
                                   Large Cap
                                      Fund

                                                                   July 24, 2006

Dear Fellow Shareholders:

  The June quarter was volatile but in the end, little changed for stocks. The FMI Large Cap Fund was up 0.36%*<F6> in the June period, bringing the calendar year-to-date performance to a gain of 4.48%. The Standard & Poor's 500 Index(1)<F7> declined 1.44% in the quarter and was up 2.71% on the year. Investors' fears about interest rates, inflation and the economy seemed to fuel the turnaround in the market from a relatively robust March quarter. Several of the speculative areas we cited in the March report, particularly industrial cyclicals and commodities, fell substantially in the quarter. Stocks that helped the Fund in the June quarter included ARAMARK Corp. Cl B, who announced plans to go private, Kroger Co., and Kimberly-Clark Corp. Equities that detracted from the results included Cardinal Health, Inc., Comerica Inc. and TJX Companies, Inc. The Bank of New York Company, Inc. and Sprint Nextel Corp. were added to the Fund in the quarter.

  The market seemed to have a schizophrenic nature throughout the June quarter. One day, investors would fret the Bernanke Fed and the prospect of higher rates to fight nascent inflation. The next day, ostensibly due to a piece of news such as a weaker-than-expected payroll number, the market would rally. A third theme had the economy lurching toward recession. Volatility picked up significantly after the relative calm of the past two years, as one might imagine. Such increased volatility, combined with what is shaping up to be a record year of merger and acquisition (M&A) activity, historically portends market peaks. Of course, volatility could substantially increase from here and the deal calendar could get even busier, which could lead to a big rally in the market. From 1996-1999, we thought the combination of high volatility, frenetic M&A, and silly valuations would send the market lower. By 2000 we were right, but it is a reminder that these things happen on their own time schedule.
Having said this, it is difficult to imagine that investors could go looney again so soon after the last debacle.

  Twice each year we make some big picture comments. Below are a few thoughts on the economy, energy and housing, as well as what we believe is an interesting historical review of valuations.

The Economy
-----------
  Real Gross Domestic Product (GDP) expanded at a surprisingly strong 5.6% in the first quarter. With high gasoline and energy prices, and generally higher prices overall, combined with a slowing of the home equity cash-out-to-spend cycle, one would not have anticipated this sort of number. But in the short run, anything is possible, and it is instructive to remember that the first quarter undoubtedly rebounded off a weak (hurricane aftermath) December quarter. There were certainly plenty of signs pointing to a slower growth rate in the June quarter. Auto and home sales slowed and many consumer-related stocks have signaled weaker results. On June 29, The Federal Reserve Open Market Committee, after raising the Fed Funds Rate to 5.25%, said, "_indicators suggest that economic growth is moderating from its quite strong pace earlier this year." Although the market rallied in the face of this seventeenth consecutive rate hike on the theory that the Fed might be done raising rates, the gray-haired among us shuddered to contemplate rising rates, escalating inflation, and a weakening economy. These circumstances harken back to the stagflation days in the 1970s and early 1980s. While we are a long way from such an environment, the fact that pundits have started talking about it suggests that the so-called Goldilocks economy of the last several years may be a thing of the past. It is certainly ironic that Mr. Bernanke finds himself battling inflation demons when just a few short years ago as a Fed governor, he talked about dropping dollar bills from a helicopter to forestall deflation! We do not see inflation getting out of hand, primarily because of international labor arbitrage keeping wages in check.

*<F6> The Fund's one year and annualized return since inception (December 31, 2001) through June 30, 2006 were 12.50% and 9.41%, respectively.
(1)<F7> The Standard and Poor's 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard & Poor's Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock's weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.

  We reiterate our opinion from six months ago that we see slower growth ahead, particularly from the standpoint of consumer spending. Inflation in May was 4.2% on a year-over-year basis and even the "core" rate, which excludes food and energy, was 2.4%. Real discretionary income appears to be falling. Payroll growth seems to have stopped improving and wages (+3.8%) are not keeping pace with inflation. Consumer borrowing rates and mortgage interest rates are rising. Merrill Lynch estimates that over 60% of 2005 consumer spending growth was the result of mortgage equity withdrawal. That conduit has obviously diminished in 2006. All of these items can change quickly, but for the time being, the economy looks like it will be weaker in the months ahead.

Energy
------
  In our December 31, 2005 quarterly report, we said that we thought oil had peaked, and the fundamentals supported a lower price, but that hasn't stopped crude from rising another $10 in the last six months! Crude inventories are now at a 20-year high. Consumption growth has fallen. According to BP's chief economist, worldwide demand growth in 2005 decelerated to 2.7% from 4.4% in 2004. U.S. consumption was down 0.1% in 2005, the first time since 1985 that the U.S. experienced above-average GDP growth and declining energy consumption. Chinese energy consumption grew 9.5% in 2005 compared to 15.5% in 2004 despite economic growth of close to 10% in both years. Price sends a signal to the market and we are seeing conservation and efficiency measures taking hold. Spending for exploration and refining is increasing dramatically. Eventually this should mean lower energy prices. Natural gas inventories are over 30% above levels of a year ago and over 60% higher than the five-year average. With this market being more regional in nature and perhaps not as sensitive as oil is to terrorism concerns, prices have fallen approximately 50% over the past six months.

Housing
-------
  Signs of a housing slowdown are now widely prevalent. Prices in some of the hottest markets have already declined 10-20%. The National Association of Realtors' figures show declines of 10% or more in 25 of the top 150 markets between October 2005 and April 2006. Inventories are up substantially and time to close transactions has stretched significantly. The current inventory levels of new (570,000) and existing (3.38 million) homes for sale is 64% and 66% above their 10-year average of 344,000 and 2.03 million units, respectively. Housing starts began falling late last year and although the month-to-month numbers jump around considerably, they are down by double digits in 2006. Historically, new sales have been a leading indicator of existing home sales, a much larger market. There have been ten down housing cycles in the past fifty years. According to Merrill Lynch, on average, housing starts drop 42% during these down periods, and the duration of the cycles is roughly two years. In seven of these ten cycles, the downturn foreshadowed a recession.

Valuation
---------
  In the December report, we discussed long-term valuation measurements and the character of the corresponding histograms. We mentioned that these histograms were not smooth bell curves, but rather more randomly distributed. If anything, the valuation distributions were more "barbell" in nature. We'd like to follow up on that commentary by depicting four popular valuation measurements graphically. We would also like to thank The Leuthold Group for permission to use this data. The first three histograms use the Standard & Poor's (S&P) Industrials - formerly the S&P 400 Industrials - which are the non-financial companies in the S&P 500. Data on the price-to-book (book value ratio) multiple, price-to-earnings multiple and market value-to-GDP histograms goes back to 1926 and the price-to-sales data goes back to 1956. Although the print is necessarily small to fit in this letter, full size reproductions will soon be made available on the Adviser's website, at www.fiduciarymgt.com.
                                            --------------------

                       S&P INDUSTRIALS: BOOK VALUE RATIO
                                  1926 TO DATE

S&P INDUSTRIALS
QUARTERLY AVERAGE
BOOK VALUE RATIO
1926 TO DATE
321 QUARTERS


Ratio  Year-Quarter
-----  ------------
  .40  32-2
  .50  32-3   32-4   33-1
  .60  32-1
  .70  31-4
  .80  33-2
  .90  33-4   34-3   42-1  42-2  42-3
 1.00  31-3   33-3   34-2  34-4  35-1  41-2  41-4  42-4  49-1  49-2  49-3
 1.05  31-2   34-1   35-2  48-4  49-4
 1.10  38-2   40-3   41-1  41-3  43-1  48-1  50-1  50-3  82-1  82-2  82-3
 1.15  40-2   40-4   43-4  44-1  48-3  50-2  53-3  74-4  78-1  80-2
 1.20  35-3   38-1   39-2  43-2  43-3  44-2  44-3  44-4  47-2  47-4  48-2   50-4 53-2  53-4  78-4  79-1  79-2 79-3 79-4  81-4
 1.25  30-4   31-1   37-4  45-1  47-3  51-1  51-2  51-4  52-1  52-2  52-4   54-1 77-4  78-2  80-1  81-3
 1.30  26-2   38-3   39-1  39-3  40-1  46-4  47-1  51-3  52-3  53-1  74-3   75-1 78-3  80-3  82-4
 1.35  26-1   39-4   45-2  45-3  54-2  77-3  81-1  81-2
 1.40  26-3   35-4   38-4  75-3  75-4  77-2  80-4  83-1
 1.45  26-4   27-1   46-3  54-3  75-2  77-1  84-1  84-2  84-3
 1.50  45-4   57-4   58-1  76-4  83-2  84-4
 1.55  27-2   36-1   46-1  54-4  58-2  74-2  76-1  76-2  76-3  83-3  83-4
 1.60  30-3   36-2   85-1
 1.65  46-2   55-1   58-3  63-1  70-2  70-3  74-1  85-2  85-3
 1.70  55-2   62-3   62-4
 1.75  27-3   36-3   57-1  57-2  60-3  60-4  85-4
 1.80  37-2   37-3   57-3  58-4  60-2  70-4
 1.85  27-4   55-3   55-4  60-1  62-2  66-4  73-4
 1.90  28-1   30-1   30-2  36-4  56-1  56-4  59-1  59-4  70-1  71-4  73-3
 1.95  56-2   59-2   61-1  63-2  66-3  86-1
 2.00  28-2   29-4   37-1  56-3  59-3  61-2  61-3  63-3  63-4  67-1  69-3   69-4 71-1  71-3  73-2
 2.10  28-3   61-4   62-1  64-1  66-2  67-2  68-1  71-2  72-1  72-2  72-3   86-2 86-3
 2.20  64-2   64-3   64-4  65-1  65-2  65-3  65-4  66-1  67-3  67-4  68-2   68-3 69-1  69-2  72-4  73-1  86-4 87-4 88-1  88-2 88-3
 2.30  28-4   68-4   88-4
 2.40  89-1   90-4
 2.50  29-1   29-2   87-1  89-2  92-4
 2.60  87-2   90-1   90-3  92-3  93-1  93-2  93-3  94-2  94-3  94-4  02-3
 2.70  29-3   89-3   89-4  90-2  91-1  92-2  95-1  02-4  03-1
 2.80  87-3   93-4   94-1  03-3
 2.90  91-2   91-3   91-4  92-1  95-2  03-2  05-4
 3.00  95-3   95-4   05-2  05-3  06-1
 3.25  96-1   96-2   96-3  02-2  03-4  04-2  04-3  04-4  05-1
 3.50  96-4   04-1
 3.75  97-1   01-3   01-4  02-1
 4.00  97-2   01-2
 4.50  97-3   97-4   98-1  01-1
 5.00  98-2   98-3   98-4  00-4
 5.50  99-1   99-2   99-3  99-4  00-1  00-2  00-3
 6.00


     Decile Distribution
     -------------------
     First Decile                  Below 1.08     Stocks Cheap
     Second Decile               1.08 to 1.21     Stocks Cheap
     Third Decile                1.21 to 1.31     Stocks Cheap
     Fourth Decile               1.31 to 1.50
     Fifth Decile                1.50 to 1.74
     Sixth Decile                1.74 to 1.96
     Seventh Decile              1.96 to 2.16
     Eighth Decile               2.16 to 2.58     Stocks Expensive
     NOW-Ninth Decile            2.58 to 3.12     Stocks Expensive
     Tenth Decile              3.12 and above     Stocks Expensive

     Median: 1.74
     Average: 1.87

     High Quartile: 2.24 and above
     Low Quartile: 1.26 and below

     March 31 - 2.90

  Each quarter constitutes a data point. For example, in the first histogram, price-to-book value, the farthest data point to the left, and thus the cheapest, is 32-2, which is in the .40 column. In other words, in the second quarter of 1932, stocks sold at 40% of their book value. On March 31, 2006 (the latest data point available), stocks sold at 290% of their book value. Each histogram has a corresponding valuation distribution table, divided by deciles. The current book multiple is in the ninth decile. It is interesting to note the shape of all of the histograms. In no case, and in no other valuation measure that we studied, is there a classic normal distribution. If anything, the distributions are more bimodal in nature, which is not surprising when you think about the stock market. The stock market tends to go through periods of excessive optimism and excessive pessimism. There is nothing magical about the median; it is just another plot on the graph. Valuations tend to cluster to the right, "expensive," or the left, "cheap." Thus, looking at the left side of the graph we generally see the 1930s, 1940s and 1970s. On the right side are the 1990s and 2000s.

                      S&P INDUSTRIALS : P/E RATIOS...NORMALIZED
                                  (5 Year Average)
                                    1926 TO DATE

     S&P INDUSTRIALS
     QUARTERLY AVERAGE
     NORMALIZED P/E RATIOS
     1926 TO DATE
     321 QUARTERS
     (311 excluding outliers)


Ratio   Year-Quarter
-----   ------------
  5.5  32-2*
        <F8>
  6.0
  6.5  32-3*  32-4*
        <F8>   <F8>
  7.0
  7.5
  8.0   31-4   32-1   33-1
  8.5   50-1   82-1   82-2   82-3
  9.0   49-1   49-2   49-3   50-2    50-3   51-1   78-1    79-1   80-1    80-2
  9.5   42-2   51-2   51-3   52-1    52-2   53-2   53-3    53-4   79-2    81-3   81-4
 10.0   42-1   42-3   49-4   50-4    51-4   52-3   52-4    53-1   54-1    78-2   78-4   79-3    79-4   81-1    81-2   82-4
 10.5   41-2   41-4   74-4   77-4    78-3   80-3
   11   31-3   40-3   41-1   41-3    42-4   48-1   54-2    75-1   77-2    77-3   80-4   83-1    84-2
 11.5   33-2   54-3   74-3   77-1    84-1   84-3
 12.0   31-2   40-2   40-4   43-1    48-4   83-2   83-3    83-4   84-4
 12.5   26-2   30-4   48-2   48-3    75-2   75-3   75-4    76-1   85-1
 13.0   27-1   43-2   43-4   44-1    54-4   55-1   76-2    76-3   76-4    85-2
 13.5   26-1   26-3   26-4   27-2    38-2   39-2   40-1    43-3   44-2    57-4   58-1   85-3
 14.0   31-1   33-4   44-3   44-4    55-2   58-2   74-2    85-4
 14.5   27-3   33-3   38-1   39-3    47-2   57-1   70-3    74-1
 15.0   28-1   39-1   39-4   70-2
 15.5   30-3   45-1   47-1   47-3    47-4   57-2   57-3    58-3   86-1
 16.0   27-4   29-4   37-4   55-3    56-1   56-4   70-4    90-4
 16.5   28-2   38-3   45-2   55-4    56-2   70-1   88-3    88-4
 17.0   28-3   45-3   56-3   58-4    59-1   73-4   86-3    88-2   89-1
 17.5   30-1   30-2   38-4   46-4    60-2   60-3   60-4    62-3   66-4    68-1   69-3   69-4    73-3   86-2    88-1   90-3
 18.0   34-3   59-2   59-3   59-4    60-1   66-3   67-1    71-1   71-4    73-2   86-4   87-4    89-2   90-1    91-1
 18.5   34-4   62-4   63-1   69-1    71-3   90-2
 19.0   28-4   29-1   29-2   35-1    45-4   62-2   67-2    68-2   69-2    71-2   72-1   87-1    89-4   91-2    91-3   91-4
 19.5   34-2   61-1   66-2   67-3    67-4   68-3   72-2    73-1   89-3
 20.0   46-3   63-2   63-3   66-1    68-4   72-3   92-1    92-2   92-3    92-4   93-1   93-2
 21.0   29-3   34-1   35-2   46-1    61-2   61-3   63-4    64-1   65-1    65-2   65-3   72-4    87-2   93-3    94-2
 22.0   37-3   46-2   61-4   62-1    64-2   64-3   65-4    93-4   94-1    94-3   94-4   95-1    95-2   95-4    02-3   05-4    06-1
 23.0   37-2   64-4   87-3   95-3    02-4   03-1   05-3
 24.0  35-3*   96-1   03-2   05-2
        <F8>
 25.0  36-1*  37-1*   96-3   03-3    03-4   04-3   04-4    05-1
        <F8>   <F8>
 26.0  35-4*  36-2*   96-2   96-4    97-1   02-2
        <F8>   <F8>
 28.0  36-3*   97-2   97-4   01-2    01-3   01-4   02-1    04-1   04-2
        <F8>
 30.0  36-4*   97-3   98-1   98-3    01-1
        <F8>
 32.0   98-2   00-4
 34.0
 36.0   98-4   99-1   00-3
 38.0   99-2   99-3   99-4   00-1    00-2
 40.0


*<F8>     Circled Numbers Indicate Outliers

     Decile Distribution
     -------------------
     First Decile              Below 9.8     Stocks Cheap
     Second Decile           9.8 to 11.2     Stocks Cheap
     Third Decile           11.2 to 13.1     Stocks Cheap
     Fourth Decile          13.1 to 14.7
     Fifth Decile           14.7 to 16.8
     Sixth Decile           16.8 to 17.9
     Seventh Decile         17.9 to 19.2
     Eighth Decile          19.2 to 21.2     Stocks Expensive
     NOW-Ninth Decile       21.2 to 24.6     Stocks Expensive
     Tenth Decile         24.6 and above     Stocks Expensive

     Median: 16.8x
     Average: 17.0x

     High Quartile: 20.1x earnings and above
     Low Quartile: 12.2x earnings and below

     March 31 - 21.2x

  The price-to-earnings histogram is very similar, although you will see many data points from the 1930s on the right side. This is due to the utter collapse of corporate earnings during the depression, thus creating high price-to-earnings ratios. These outliers have been circled. Note the barbell shape and the fact that the March 31, 2006 data point is also in the ninth decile. Due to the inherent volatility in earnings, The Leuthold Group uses a five-year normalizing procedure. Again, further information about the methodology will be available on the Adviser's website.

  The price-to-sales (market capitalization divided by annual revenue) histogram only goes back to 1956 but it is probably the truest representation of underlying value, simply because revenues are much more consistent than either earnings or book value. Here we see the 1970s and early 1980s clustered to the left and the 1990s and 2000s to the right. It is no surprise that this measure is also in the ninth decile.

                                  PRICE/SALES RATIO
                                    1956 TO DATE

      S&P INDUSTRIALS PRICE/SALES RATIO
     1956 TO DATE
     QUARTERLY  DATA
     201 QUARTERS


     Ratio    Year-Quarter
     -----    ------------
       .35    82-1     82-2    82-3
       .40    79-1     79-2    79-3      79-4     80-1     80-2    81-3     81-4
       .45    74-4     77-4    78-1      78-2     78-3     78-4    80-3     80-4    81-1    81-2     82-4
       .50    74-3     75-1    77-2      77-3     83-1     84-1    84-2     84-3    84-4    85-1
       .55    75-2     75-3    75-4      76-4     77-1     83-2    83-3     83-4    85-2    85-3     85-4
       .60    74-2     76-1    76-2      76-3     86-1
       .65    88-1     88-3    88-4      89-1     90-4
       .70    74-1     86-2    86-3      86-4     87-4     88-2    89-2     90-1    90-2    90-3     91-1
       .75    73-4     89-3    89-4      91-2     91-4
       .80    57-4     58-1    70-2      70-3     73-3     87-1    91-3     92-1    92-2    92-3     92-4    93-1     93-2
       .85    57-1     58-2    70-4      73-2     87-2     93-3    93-4     94-1    94-2    94-3     94-4    95-1
       .90    56-1     56-2    56-4      57-2     57-3     70-1    71-4     87-3    95-2
       .95    56-3     58-3    62-3      62-4     66-4     69-3    69-4     71-1    71-3    72-1     72-3    73-1     95-3
      1.00    60-2     60-3    60-4      66-3     71-2     72-2    72-4     95-4
      1.05    58-4     59-4    62-2      63-1     67-1     68-1    69-1     69-2    96-1    96-3
      1.10    59-1     59-2    59-3      60-1     61-1     63-2    63-3     66-2    67-2    67-3     67-4    68-2     68-3    96-2
      1.15    61-2     63-4    65-3      68-4     96-4
      1.20    61-3     62-1    64-1      64-2     64-3     64-4    65-1     65-2    65-4    66-1
      1.25    61-4     97-1    03-1
      1.30    97-2     02-3    02-4      03-2     03-3     04-3
      1.40    97-4     03-4    04-1      04-2     04-4     05-1    05-2     05-3    05-4    06-1
      1.50    97-3
      1.60    98-1     01-3    01-4      02-2
      1.70    98-3     98-4    01-1      01-2     02-1
      1.80    98-2
      1.90    00-4
      2.00    99-1     99-2    99-3      99-4     00-2
      2.25    00-1     00-3


     Decile Distribution
     -------------------
     First Decile             Below 0.47     Stocks Cheap
     Second Decile          0.47 to 0.56     Stocks Cheap
     Third Decile           0.56 to 0.70     Stocks Cheap
     Fourth Decile          0.70 to 0.82
     Fifth Decile           0.82 to 0.91
     Sixth Decile           0.91 to 1.01
     Seventh Decile         1.01 to 1.08
     Eighth Decile          1.08 to 1.21     Stocks Expensive
     NOW-Ninth Decile       1.21 to 1.44     Stocks Expensive
     Tenth Decile         1.44 and above     Stocks Expensive

     Median: 0.91
     Average: 0.88

     High Quartile: 1.14 and above
     Low Quartile: 0.64 and below

     March 31 - 1.35

  The last histogram is perhaps the broadest measure of value, the total market capitalization of U.S. stocks divided by GDP. Again, we see the barbell shape and the same dates on the left and the right as we did in the other histograms. The 136.3% March 31, 2006 reading is in the tenth decile. This histogram is undoubtedly skewed due to the fact that a higher percentage of companies are public today than historically. Still, the conclusion is the same; stocks remain fairly expensive based on long-term historical valuation measures.

                          TOTAL U.S. EQUITY CAPITALIZATION
                               AS A PERCENTAGE OF GDP
                                    1926 TO DATE

TOTAL MARKET VALUE OF U.S.
EQUITIES AS A PERCENT OF NOMINAL GDP
QUARTERLY AVERAGE RATIOS
1926 TO DATE
321 QUARTERS


 Ratio  Year-Quarter
 -----  ------------
   15   32-2
   20
   22
   24   33-1   42-1   42-2
   26   32-1   42-3
   28   31-4   32-4   38-1    41-4   42-4   48-4    49-2
   30   31-3   43-1   43-4    44-1   44-3   48-1    48-3   49-1    49-3
   32   26-1   32-3   43-2    43-3   44-2   44-4    47-2   47-3    47-4   48-2    50-2   53-3  74-3
   34   26-4   35-1   37-4    41-1   41-2   41-3    45-1   46-2    47-1   49-4    50-1   50-3  50-4  51-1  53-2   74-4
   36   26-2   27-1   34-3    40-2   45-2   46-3    51-3   51-4    52-1   52-3    52-4   53-1  53-4  82-2
   38   26-3   27-2   34-4    35-2   38-2   40-3    40-4   52-2    54-1   78-4    80-1   82-1  82-3
   40   33-3   33-4   34-2    38-3   45-3   75-3    77-3   78-1    79-1   79-2    81-3
   42   35-3   37-3   39-2    54-2   75-1   75-4    77-1   77-2    77-4   78-2    79-3   79-4  80-2  81-4
   44   27-3   27-4   34-1    39-1   40-1   45-4    46-1   46-4    54-3   74-2    78-3   84-2
   46   28-1   28-2   30-4    31-2   33-2   39-4    76-1   76-2    76-3   81-2    82-4   84-3  84-4
   48   35-4   36-2   37-2    55-1   57-4   75-2    76-4   80-3    81-1   84-1    85-3
   50   36-1   39-3   54-4    57-3   70-2   80-4    83-1   85-1
   52   28-3   30-3   31-1    36-3   38-4   55-2    55-3   58-1    73-4   74-1    83-3   83-4  85-2  90-3
   54   29-4   36-4   56-3    57-1   58-2   62-2    83-2   85-4    87-4
   56   30-2   37-1   55-4    56-4   57-2   73-2    86-3   88-1    88-3   88-4    89-1   90-4
   58   56-2   58-3   60-1    60-3   70-3   86-4    88-2
   60   28-4   56-1   60-2    62-3   66-3   73-3    86-1   89-2    90-1
   62   29-1   62-4   86-2    90-2   91-2
   64   30-1   58-4   59-1    59-3   59-4   60-4    63-1   66-4    70-1   70-4    73-1   89-3  89-4  91-1
   66   59-2   63-2   69-3    71-2   71-3   91-3
   68   29-2   63-3   63-4    66-2   68-1   69-4    71-1   71-4    72-2   72-3
   70   61-2   61-3   67-1    69-2   72-1   87-1    87-2   92-1    92-2   92-3
   72   29-3   61-1   62-1    64-1   65-2   66-1    67-2   72-4    87-3   91-4
   74   61-4   64-2   64-3    64-4   65-1   65-3    68-2   92-4    93-2   94-2    94-4
   76   65-4   67-3   67-4    68-3   69-1   93-1    93-3   94-1    94-3
   80   68-4   93-4   95-1    95-2   95-3   95-4
  100   96-1   96-2   96-3    96-4   97-1   02-3    02-4   03-1    03-2   03-3
  125   97-2   97-3   97-4    98-1   01-3   01-4    02-1   02-2    03-4   04-1    04-2   04-3  04-4  05-1  05-2   05-3  05-4  06-1
  150   98-2   98-3   98-4    99-1   00-2   00-3    00-4   01-1    01-2
  175   99-2   99-3   99-4    00-1


Decile Distribution
-------------------
First Decile                 Below 32.6%
Second Decile             32.6% to 36.4%
Thrid Decile              36.4% to 41.8%
Fourth Decile             41.8% to 46.8%
Fifth Decile              46.8% to 52.9%
Sixth Decile              52.9% to 59.5%
Seventh Decile            59.5% to 66.7%
Eighth Decile             66.7% to 73.6%
Ninth Decile             73.6% to 107.2%
NOW-Tenth Decile        107.2% and above

Median: 52.9%
Average: 60.9%

Low Quartile: 39.3% and below
High Quartile: 70.6% and above

March 31 - 136.3%

  What does this mean for investors in the FMI Large Cap Fund? While it is true that stocks are not cheap, the histograms also show that stocks can remain "expensive" for decades. For most of the 26-year history of Fiduciary Management, Inc. we have operated in expensive markets and have been able to find quality franchises at reasonable, if not cheap prices. That remains the case today, although it is certainly more difficult than it was five years ago. Massive amounts of capital have poured into the financial markets over the past decade. We are well aware of this and have positioned the Fund portfolio accordingly. Currently, the Fund has approximately 50% more exposure to defensive companies than the benchmark. The research team has a list of potential candidates for the Fund when the price is right.

  Barron's recently cited some numbers showing that three industries - energy, financials, and basic materials - accounted for 44% of the projected earnings for the S&P 500 and 56% of the earnings growth. This is nowhere near as narrow as the late 1990s technology-driven market, but it is considerably more than the 2003-2004 market. Historically, narrow markets have not been a sign of health. We've always viewed uncertain times with an optimistic nature. These periods are particularly fertile for finding new ideas. In short, we are comfortable operating under a yellow flag.

  Thank you for your support of FMI Large Cap Fund.

  Sincerely,

  /s/Ted D. Kellner        /s/Donald S. Wilson      /s/Patrick J. English
  Ted D. Kellner, CFA      Donald S. Wilson, CFA    Patrick J. English, CFA
  President and            Vice President           Vice President and
  Portfolio Manager                                 Portfolio Manager

    100 E. Wisconsin Ave., Suite 2200 o Milwaukee, WI  53202 o 414-226-4555
                                www.fmifunds.com

FMI Large Cap Fund
STATEMENT OF NET ASSETS
June 30, 2006 (Unaudited)

     SHARES                                                   VALUE(B)<F10>
     ------                                                   -------------
COMMON STOCKS -- 93.5%(A)<F9>

COMMUNICATIONS SECTOR -- 4.2%
-----------------------------
               MAJOR TELECOMMUNICATIONS -- 4.2%
     252,000   Sprint Nextel Corp.                             $  5,037,480

CONSUMER NON-DURABLES SECTOR -- 11.2%
-------------------------------------
               BEVERAGES: ALCOHOLIC -- 3.7%
      66,000   Diageo PLC - SP-ADR                                4,458,300

               FOOD: SPECIALTY/CANDY -- 3.2%
     100,000   Cadbury Schweppes PLC - SP-ADR                     3,882,000

               HOUSEHOLD/PERSONAL CARE -- 4.3%
      83,000   Kimberly-Clark Corp.                               5,121,100

CONSUMER SERVICES SECTOR -- 6.1%
--------------------------------
               MEDIA CONGLOMERATES -- 6.1%
     425,000   Time Warner Inc.                                   7,352,500

DISTRIBUTION SERVICES SECTOR -- 8.6%
------------------------------------
               MEDICAL DISTRIBUTORS -- 4.8%
      90,000   Cardinal Health, Inc.                              5,789,700

               WHOLESALE DISTRIBUTORS -- 3.8%
      60,600   Grainger (W.W.), Inc.                              4,558,938

ELECTRONIC TECHNOLOGY -- 6.4%
-----------------------------
               ELECTRONIC EQUIPMENT/INSTRUMENTS -- 6.4%
     105,000   CANON INC. SP-ADR                                  7,693,350

ENERGY MINERALS SECTOR -- 2.9%
------------------------------
               INTEGRATED OIL -- 2.9%
      49,000   BP PLC - SP-ADR                                    3,410,890

FINANCE SECTOR -- 17.9%
-----------------------
               INSURANCE BROKERS/SERVICES -- 4.3%
     159,000   Willis Group Holdings Ltd.                         5,103,900

               MAJOR BANKS -- 5.7%
     105,900   Bank of New York Company, Inc.                     3,409,980
      67,000   Comerica Inc.                                      3,483,330
                                                               ------------
                                                                  6,893,310
               PROPERTY/CASUALTY INSURANCE -- 7.9%
       3,100   Berkshire Hathaway Inc. Cl B                       9,433,300

HEALTH TECHNOLOGY SECTOR -- 3.8%
--------------------------------
               MEDICAL SPECIALTIES -- 3.8%
      73,500   Becton, Dickinson & Co.                            4,493,055

INDUSTRIAL SERVICES SECTOR -- 4.2%
----------------------------------
               ENVIRONMENTAL SERVICES -- 4.2%
     139,000   Waste Management, Inc.                             4,987,320

PROCESS INDUSTRIES SECTOR -- 4.3%
---------------------------------
               CHEMICALS: SPECIALTY -- 4.3%
      95,000   Praxair, Inc.                                      5,130,000

PRODUCER MANUFACTURING SECTOR -- 4.1%
-------------------------------------
               INDUSTRIAL CONGLOMERATES -- 4.1%
     177,100   Tyco International Ltd.                            4,870,250

RETAIL TRADE SECTOR -- 14.7%
----------------------------
               APPAREL/FOOTWEAR RETAIL -- 4.1%
     213,000   TJX Companies, Inc.                                4,869,180

               DISCOUNT STORES -- 6.6%
     165,000   Wal-Mart Stores, Inc.                              7,948,050

               FOOD RETAIL -- 4.0%
     220,000   Kroger Co.                                         4,809,200

TECHNOLOGY SERVICES SECTOR -- 5.1%
----------------------------------
               INFORMATION TECHNOLOGY SERVICES -- 5.1%
     215,000   Accenture Ltd.                                     6,088,800
                                                               ------------
               Total common stocks                              111,930,623

  PRINCIPAL
   AMOUNT
   ------
SHORT-TERM INVESTMENTS -- 6.2%(A)<F9>
               COMMERCIAL PAPER -- 2.5%
  $3,000,000   Prudential Funding LLC,
                 5.14%, due 7/07/06                               2,997,430

               VARIABLE RATE DEMAND NOTE -- 3.7%
   4,361,608   U.S. Bank, N.A., 5.10%                             4,361,608
                                                               ------------
               Total short-term investments                       7,359,038
                                                               ------------
                   Total investments                            119,289,661
               Cash and receivables, less
                 Liabilities -- 0.3%(A)<F9>                         359,576
                                                               ------------
                   NET ASSETS                                  $119,649,237
                                                               ------------
                                                               ------------
               Net Asset Value Per Share
                 ($0.0001 par value, 100,000,000
                 shares authorized), offering
                 and redemption price
                 ($119,649,237 / 8,552,746
                 shares outstanding)                           $      13.99
                                                               ------------
                                                               ------------

(A)<F9>   Percentages for the various classifications relate to net assets.
(B)<F10> Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq National Market or the Nasdaq SmallCap Market are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Short-term investments are valued at amortized cost which approximates value.
ADR - American Depositary Receipt

                               FMI LARGE CAP FUND
                     100 East Wisconsin Avenue, Suite 2200
                          Milwaukee, Wisconsin  53202
                                www.fmifunds.com
                                  414-226-4555

                               BOARD OF DIRECTORS
                                 BARRY K. ALLEN
                                GEORGE D. DALTON
                               PATRICK J. ENGLISH
                             GORDON H. GUNNLAUGSSON
                                 TED D. KELLNER
                                RICHARD E. LANE
                                 PAUL S. SHAIN

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                     100 East Wisconsin Avenue, Suite 2200
                          Milwaukee, Wisconsin  53202

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                        U.S. BANCORP FUND SERVICES, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202
                                  800-811-5311
                                       or
                                  414-765-4124

                                   CUSTODIAN
                                U.S. BANK, N.A.
                               425 Walnut Street
                             Cincinnati, Ohio 45202

                             INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM
                           PRICEWATERHOUSECOOPERS LLP
                           100 East Wisconsin Avenue
                                   Suite 1800
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                              FOLEY & LARDNER LLP
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Large Cap Fund unless accompanied or preceded by the Fund's current prospectus. Performance data quoted represents past
                               ---------------------------------------
performance; past performance does not guarantee future results. The investment
----------------------------------------------------------------
return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fmifunds.com.